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                               MASTER LOAN AGREEMENT

                                    BY AND AMONG

                             PDS FINANCIAL CORPORATION

                          PDS FINANCIAL CORPORATION-NEVADA

                                        AND

                     MILLER & SCHROEDER INVESTMENTS CORPORATION



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Drafted by:

Fredrikson & Byron, P.A.
1100 International Centre
900 Second Avenue South
Minneapolis, Minnesota 55402-3397

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                               MASTER LOAN AGREEMENT


     THIS AGREEMENT is made as of October 28, 1999, by and among PDS FINANCIAL CORPORATION, a Minnesota corporation ("PDS") and PDS FINANCIAL CORPORATION-NEVADA, a Nevada corporation ("PDS-Nevada") (PDS and PDS-Nevada are jointly and severally, the "Borrower") and MILLER & SCHROEDER INVESTMENTS CORPORATION, a Minnesota corporation ("M&S"), and certain other participating institutions identified in the Participation Agreements among M&S and the participants (M&S and the participants being collectively, the "Lender").

                                      RECITALS

     A. The Borrower has requested that the Lender make available to the Borrower a multiple advance credit facility in an aggregate principal amount of Three Million Dollars ($3,000,000) (the "Credit Facility") evidenced by a Promissory Note dated the date hereof from the Borrower in favor of the Lender (the "Note") and secured by a Master Security Agreement dated the date hereof between the Borrower and the Lender (as such Master Security Agreement may be amended from time to time, the "Security Agreement").

     B. The Lender is willing to make advances under the Credit Facility (each a "Loan") to the Borrower upon the terms and subject to the conditions set forth herein.

     C. The Lender has entered or will enter into one or more participation agreements (the "Participation Agreements") pursuant to which the participants named therein agree to participate in the Credit Facility.

     NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

     1.   DEFINITIONS.

     "Addendum and Assignment" is defined in Section 1 of the Security
Agreement.

     "Capitalized Cost to Lessee" means the fair market value of the Equipment as of the date of the Contract as reasonably determined by Borrower in accordance with FASB 13, excluding any charges for insurance, maintenance, delivery and sales or use taxes.

     "Closing Date" means the date hereof.

     "Collateral" is defined in Section 2 of the Security Agreement.

     "Contract" means any Contract which is identified in an Addendum and Assignment, and which meets the eligibility criteria set forth in EXHIBIT A attached hereto.

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     "Delinquent Contract" means any Contract where payment in full of all installments then due have not been made within 30 days of the due date or where any other material default has occurred and such default has continued for a period of at least 30 days.

     "Equipment" is defined in Section 1 of the Security Agreement.

     "Equipment Value" means, (i) with respect to any Contract which is an installment sales contract or installment note, the sales price of the Equipment subject to such Contract, EXCLUDING sales or use tax, delivery charges, installation charges and any security deposit that is or will be applied as a credit against the first or last installment payment in whatever form collected;
(ii) with respect to any Contract which is a finance lease, the Capitalized Cost to Lessee, EXCLUDING sales or use tax, delivery charges, installation charges and any security deposit that is or will be applied as a credit against the first or last rent payment; and (iii) with respect to any Contract which is an operating lease, the Capitalized Cost to Lessee, EXCLUDING sales or use tax, delivery charges, installation charges and any security deposit that is or will be applied as a credit against the first or last rent payment.

     "GAAP" means generally accepted accounting principles as in effect from time to time, which shall include the official interpretations thereof by the Financial Accounting Standards Board, consistently applied.

     "Loan Documents" means this Agreement, the Note, the Security Agreement, the Addendum and Agreement, the Repossession Agreement, the UCC-1 and UCC-3 Financing Statements, and all other documents, instruments or agreements (excluding the Contracts) necessary to give effect to this Agreement and the transaction contemplated hereby.

     "Maturity Date" means November 1, 2003.

     "Obligor" means, with respect to any Contract, the person identified on a Contract as the lessee or purchaser.

     "Repossession Agreement" means that certain Repossession Agreement among the Borrower and the Lender, dated the date hereof, as it may be amended from time to time.

     "Required Payment Amount" means as of any Installment Payment Date (as defined in the Note), that amount equal to the monthly amount necessary to fully amortize the then outstanding principal balance and accrued interest under the
Note in equal monthly installments by the Maturity Date, together with payment of the Servicing Fee described in the Note.

     2. THE CREDIT FACILITY. Subject to and upon the terms and conditions hereof, and in reliance upon the representations and warranties of the Borrower herein, the Lender will make Loans to the Borrower under the Credit Facility from time to time from the date hereof until November 1, 2003, at such time and in such amount as to each Loan as the Borrower may request up to but not exceeding an aggregate principal amount of $3,000,000 for the purpose of funding Contracts to certain casino operators, and to pay all related transaction costs. The Credit Facility will be advanced based on multiple Advance Requests (as hereafter defined) but will not

                                          2
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be a revolving credit facility and the Borrower may not borrow, repay and reborrow amounts advanced. The Advance amount of any Loan shall not exceed ninety percent (90%) of the Equipment Value of any Contract(s) being financed therewith and no more than $1,750,000 will be advanced on an individual Contract, and in no event shall the aggregate principal amount of Loans, the proceeds of which are used to finance Contracts where the Equipment subject to such Contracts is located on ships or is subject to maritime laws, exceed twenty-five percent (25%) of the aggregate principal amount of all Loans. The Loans under the Credit Facility shall be evidenced by a single Note which will be made payable to the order of the Lender. The Credit Facility shall bear interest at the rate of nine and three quarters percent (9-3/4%) per annum. The Credit Facility shall be payable over a forty-eight (48)-month term. Commencing December 1, 1999 and continuing on each Installment Payment Date (as defined in the Note) thereafter, the Borrower shall pay installments of principal and interest equal to the Required Payment Amount; provided that the unpaid principal balance of the Note, interest accrued thereon and all charges payable pursuant to the terms of the Note shall become due and payable in full on the earlier to occur of the following: (i) the Maturity Date, (ii) the occurrence of an Event of Default and (iii) the Installment Payment Date (as defined in the Note) next following the Installment Payment Date on which the unpaid principal balance of the Note declines below $100,000. Any prepayments made on any Contract shall be used to prepay the Credit Facility to the extent required by
Section 3(t) of the Security Agreement. The Note may be prepaid in whole or in part at any time, provided that any prepayment shall be made on fifteen (15) days' advance written notice to the Lender and shall be made only on a regularly scheduled Installment Payment Date and shall be made in denominations of no less than $100,000 or provide for payment in full of the outstanding balance of the Note. After a prepayment, the then outstanding principal balance and accrued interest will be reamortized over the period remaining between the date of prepayment and the Maturity Date. All amounts paid in respect of the Note shall be applied in accordance with Section 5(b) of the Security Agreement. All payments and prepayments of the principal of and interest on the Loan shall be made by the Borrower to the Lender pursuant to the terms of the Note and other Loan Documents, and shall be made by wire transfer in accordance with Lender's instructions.

     3. BORROWING PROCEDURE AND DISBURSEMENT OF LOAN PROCEEDS. On the date hereof, the Lender has disbursed to the Borrower $____________ for payment of closing costs for the Credit Facility. The balance of the Credit Facility in the amount of $_____________ will be advanced under the Note and deposited in an interest bearing account with the Lender (the "Escrow). Each time the Borrower desires to obtain a disbursement from the Escrow, the Borrower shall submit to the Lender a written advance request, duly signed by the Borrower, substantially in the form of EXHIBIT B attached hereto (each an "Advance Request"). Each Advance Request shall be submitted by the Borrower to the Lender at least five
(5) business days prior to the date of the requested advance. Each Advance Request shall specify (i) the advance date (which shall be a business day), (ii) the Equipment being acquired or financed therewith and the Equipment Value thereof, (iii) the terms of the Contract(s) to which such Equipment will be sold or leased, and (iv) the amount of the requested Loan, and shall set forth the information requested therein. Unless the Lender reasonably determines any applicable condition specified in this Agreement has not been satisfied, the Lender will make the amount of the requested Loan available to the Borrower at the Lender's principal office in Minneapolis, Minnesota not later than 5:00 p.m., Minneapolis time, on the date requested. The Borrower shall be obligated to

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repay all Loans notwithstanding the fact that the person requesting the same was not in fact authorized to do so. The proceeds of each Loan will be disbursed to the Borrower upon delivery to the Lender of the following documents or other items:

          a.   ITEMS NECESSARY AT TIME THIS AGREEMENT IS EXECUTED:

               (1) this Agreement, the Note, the Security Agreement, and the Repossession Agreement, each executed by the Borrower in favor of the Lender;

               (2) resolutions of the executive committees of the boards of directors of each of the Borrowers, certified by an officer of each of the Borrowers, authorizing the execution, delivery and performance of the Loan Documents and related documents and the transactions contemplated thereby;

               (3) evidence in form and substance acceptable to the Lender that the Borrower has all licenses necessary to carry on its business and to enable it to perform its obligations under the Repossession Agreement, including without limitation all licenses required under Nevada gaming law for the operation of the Borrower's business;

               (4) Articles of Incorporation of PDS, certified by the Minnesota Secretary of State, a copy of the Bylaws of PDS, certified by an officer of PDS, and an unqualified certificate of good standing for PDS issued by the Minnesota Secretary of State;

               (5) Articles of Incorporation of PDS-Nevada, certified by the Nevada Secretary of State, a copy of the Bylaws of PDS-Nevada, certified by an officer of PDS-Nevada, and an unqualified certificate of good standing for PDS-Nevada issued by the Nevada Secretary of State;

               (6)  UCC searches with respect to each Borrower;

               (7) an opinion of counsel to PDS as to the due organization and good standing of PDS, the due authorization, execution and delivery by PDS of the Loan Documents, the validity and enforceability of the Loan Documents, and as to such other matters regarding PDS and the transactions and documents contemplated hereby as the parties may agree;

               (8) an opinion of counsel to PDS-Nevada as to the due organization and good standing of PDS-Nevada, the due authorization, execution and delivery by PDS-Nevada of the Loan Documents, the validity and enforceability of the Loan Documents, the availability of and basic elements of the procedure to perfect a purchase money security interest under Nevada state law, and as to Nevada gaming law matters and such other matters regarding PDS-Nevada and the transactions and documents contemplated hereby as the parties may agree;

               (9) a certificate of an officer of each Borrower to the effect that the representations, warranties and covenants of such Borrower contained herein and in the other Loan Documents are true and correct as of the date of such documents and as of the date of delivery of the certificate;

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               (10) certificates of insurance and insurance endorsements
required hereby;

               (11) a certificate by each Borrower regarding Year 2000 computer compliance.

          b.   BORROWER ITEMS NECESSARY BEFORE ANY LOAN:

               (1) an Addendum and Assignment and UCC-1 and UCC-3 Financing Statements, each executed by the Borrower in favor of the Lender with respect to the Contract(s) being financed with the Loan, and an assignment of the Borrower's interest as secured party in the UCC-1 Financing Statement as to the related Equipment;

               (2) with respect to each of the Contracts in which Borrower is granting a security interest to the Lender pursuant to the Addendum and Assignment, the executed original of each such Contract, with all collateral schedules, and copies of such additional instruments, opinions, documents, certificates, searches and reports as the Borrower has obtained in connection with such Contract;

               (3) a Notice, Consent and Acknowledgment of Assignment with respect to the Contract(s) being financed with the Loan, duly executed by the Borrower;

               (4) updated UCC searches with respect to each Borrower who is requesting a loan on a Contract owned by that Borrower;

               (5) Except as to financing statements in favor of the Lender, UCC-3 financing statements terminating security interests filed with respect to the Contracts and the Equipment, including without limitation a release executed by U.S. Bank (or any other creditor holding a blanket lien) with respect to the Contracts and the Equipment;

               (6) the first time a Loan is requested regarding a Contract (other than an operating lease) where the Equipment is located in a jurisdiction (other than Nevada), an opinion of counsel to PDS as to the availability of and basic elements of the procedure to perfect a purchase money security interest under the law of that jurisdiction;

               (7) certificates of insurance and insurance endorsements required hereby;

               (8) all other items as may be required pursuant to the eligibility criteria set forth in EXHIBIT A attached hereto.

          c.   OBLIGOR ITEMS NECESSARY BEFORE ANY LOAN:

               (1) a Notice, Consent and Acknowledgment of Assignment duly executed by the Obligor under each Contract being financed with the Loan;

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               (2)  UCC-1 Financing Statements, executed by the Obligor in favor of the Borrower and assigned to the Lender (or with respect to an installment note, assigned to Lender and the other holder(s) of note(s) evidencing the same loan on a joint and several basis) with respect to the Contract(s) being financed with the Loan, and the related Equipment and releases, terminations or other appropriate filings, if any;

               (3) certificates of insurance and insurance endorsements required hereby;

               (4) all other items as may be required pursuant to the eligibility criteria set forth in EXHIBIT A attached hereto.

     4. REPRESENTATIONS AND WARRANTIES OF THE BORROWER. In order to induce the Lender to advance the proceeds of each Loan, the Borrower hereby represents and warrants to the Lender as follows:

          a. PDS is a corporation duly organized and validly existing under the laws of the State of Minnesota and PDS-Nevada is a corporation duly organized and validly existing under the laws of the State of Nevada. The Borrower is duly qualified to do business and is in good standing in every other jurisdiction wherein the nature of its business or the character of its properties makes such qualification necessary and where failure to be so qualified and in good standing, in the aggregate, would not have a material adverse effect on the business, properties, operations, assets, liabilities or condition (financial or otherwise) of the Borrower. The Borrower has all requisite power and authority to carry on its business as now conducted and as presently proposed to be conducted.

          b. The Borrower has full power and authority to execute and deliver the Loan Documents and to incur and perform its obligations hereunder and thereunder. The execution, delivery and performance by the Borrower of the Loan Documents and any and all other documents and transactions contemplated hereby or thereby, have been duly authorized by all necessary corporate action, will not violate any provision of law or of the Articles of Incorporation or the Bylaws of the Borrower or result in the breach of, constitute a default under, or create or give rise to any lien under, any indenture or other agreement or instrument to which the Borrower is a party or by which the Borrower or its property may be bound or affected. The Loan Documents have been executed and delivered to the Lender by an appropriate officer of the Borrower who is authorized by and specified in the Borrower's Bylaws to execute and so deliver such agreements. The Borrower is not in violation of or subject to any contingent liability on account of any statute, law, rule, ordinance, order, writ, injunction or decree to the extent that such violation or contingent liability would result in a material adverse effect on the condition (financial or otherwise), business, properties, or assets of Borrower. As used herein, material adverse effect means a violation or contingent liability that would result in a cost or loss to Borrower of $500,000 or more.

          c. The Loan Documents constitute the legal, valid and binding obligations of the Borrower, enforceable in accordance with their respective terms.

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          d.   Except as set forth in EXHIBIT C hereto, there is no action, suit or proceeding pending or, to the knowledge of the Borrower, threatened against or affecting the Borrower, or any basis therefor, which, if adversely determined, would have a material adverse effect on the condition (financial or otherwise), business, properties or assets of the Borrower or which would question the validity of the Loan Documents or any instrument, document or other agreement related hereto or required hereby, or impair the ability of the Borrower to perform its obligations under the foregoing agreements.

          e. The Borrower possesses adequate licenses, permits, franchises, patents, copyrights, trademarks and trade names, or rights thereto (collectively "Licenses"), to conduct its business substantially as now conducted and as presently proposed to be conducted. Without limiting the foregoing, PDS-Nevada possesses all licenses required under Nevada gaming law for the operation of PDS-Nevada's business. Each License is validly issued and in full force and effect. Borrower has fulfilled and performed all of its obligations with respect thereto. No event has occurred which: (1) results in, or after notice or lapse of time or both would result in, suspension, surrender, failure to renew, revocation or termination of any material License; or (2) materially and adversely affects or in the future may (so far as Borrower can now reasonably foresee) materially adversely affect any of the rights of Borrower thereunder. Borrower is not a party to and the Borrower does not have any knowledge of any notice of violation, order or complaint issued by or before any court or regulatory body or of any other proceedings which could in any manner result in suspension, surrender, failure to renew, revocation or termination of any material License or otherwise threaten or adversely affect the validity or continued effectiveness of the Licenses of Borrower. Borrower has no reason to believe that any Licenses will not be renewed in the ordinary course. Borrower has fully cooperated with every regulatory body having jurisdiction over any of the Licenses or the activities of Borrower with respect thereto, and Borrower has filed all material reports, applications, documents, instruments, and information required to be filed by it pursuant to applicable laws, rules and regulations. Borrower has posted all required bonds required under its Licenses.

          f. The Borrower owns the Contracts constituting part of the Collateral, subject to no prior security interests, assignments, liens or encumbrances. The Lender has a valid first perfected security interest in the Collateral subject to no prior security interests or encumbrances. The security interest of the Lender has been recorded with the appropriate recording offices, and the Lender's security interest in the Equipment is a first perfected security interest, subject only to the rights of the Obligors and the Borrowers under the Collateral.

          g. No director, shareholder, officer, employee of or consultant to the Borrower is prohibited by law, regulation, contract or the terms of any license, franchise, permit, certificate, approval or consent from participating in the business of the Borrower as director, shareholder, officer, employee of or as consultant to the Borrower.

          h. Except with respect to reporting and compliance requirements of the regulatory gaming authorities in the jurisdictions in which either of the Borrowers or the Obligors conducts business, no consent, approval, order or authorization of, or registration, declaration or filing with, or notice to, any governmental authority or any third party is required

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in connection with the execution and delivery of the Loan Documents or any of the agreements or instruments contemplated thereby to which the Borrower is a party, or in connection with the carrying out or performance of any of the transactions required or contemplated hereby or thereby or, if required, such consent, approval, order or authorization has been obtained or such registration, declaration or filing has been accomplished or such notice has been given prior to the date hereof.

          i. The Borrower has filed all local, state, federal and other tax returns required to be filed by it and either paid all taxes shown thereon to be due, including interest and penalties, which are not being contested in good faith and by appropriate proceedings, or provided adequate reserves for payment thereof. The Borrower has no information or knowledge of any objections to or claims for additional taxes in respect of local, state and federal or other income or excess profits tax returns of the Borrower for prior years.

          j. The Borrower does not intend to, or believe that it will, incur debts beyond its ability to pay such debts as they mature.

          k. All financial and other information provided to the Lender by or on behalf of the Borrower in connection with the Borrower's request for the Loan fairly presented the financial condition of the Borrower as of the dates thereof and disclosed fully all liabilities of the Borrower. Since the date of such financial and other information, there has been no material adverse change in the financial condition of the Borrower.

          l. Each qualified retirement plan of the Borrower, if any, presently conforms to and is administered in a manner consistent with the Employee Retirement Income Security Act of 1974.

          m.   As of the date hereof, no Contract is a Delinquent Contract.

          n. The Borrower is not engaged in the business of extending credit for the purpose of purchasing or carrying margin stock (within the meaning of Regulation U issued by the Board of Governors of the Federal Reserve System), and no proceeds of the Loan will be used to purchase or carry any margin stock or to extend credit to others for the purpose of purchasing or carrying any margin stock.

          o. No proceeds of the Loan will be used to acquire any security in any transaction which is subject to Sections 13 and 14 of the Securities Exchange Act of 1934.

          p. The transaction evidenced by this Agreement does not violate any law pertaining to usury or the payment of interest on loans.

          q. The Borrower will use the proceeds of the Loan solely for lawful and proper corporate purposes of the Borrower.

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     5.   AFFIRMATIVE COVENANTS.  The Borrower covenants and agrees as follows:

          a. The Borrower will use the proceeds of each Loan solely for the financing of Contracts to certain casino operators.

          b. The Borrower will pay all of its taxes (including payroll and withholding taxes), levies, assessments and governmental charges prior to the time when any penalties or interest accrue, unless contested in good faith with an adequate reserve for payment.

          c. The Borrower will continue the conduct of its business, maintain its corporate existence, maintain all rights, licenses and franchises necessary or desirable in the normal conduct of its business, comply with all rules, regulations and orders of any governmental or other authority or agency and all applicable federal and state laws and regulations. Without in any way limiting the generality of the foregoing, the Borrower will maintain all licenses required under Nevada gaming law for the operation of Borrower's business, and will timely file all reports as the Nevada Gaming Commission may from time to time require or request.

          d. The Borrower shall use best efforts to cause the Obligors to maintain and service the Equipment so as to keep such Equipment in good operating condition, ordinary wear and tear from normal use excepted.

          e.   The Borrower will deliver to the Lender:

               (1) Within one hundred twenty (120) days after the end of each fiscal year, the consolidated audited financial statements of the Borrower for such fiscal year, certified (without qualification as to the opinion or scope of examination) by a firm of independent certified public accountants selected by the Borrower and acceptable to the Lender.

               (2) Within forty-five (45) days after the end of each fiscal quarter, consolidated quarterly financial statements of the Borrower.

               (3) Upon the reasonable request of the Lender, all backup data regarding the Contracts and the Equipment.

               (4) Within thirty (30) days after the end of each calendar quarter, a Contract Status report setting forth the information set forth on EXHIBIT D hereto.

               (5) As soon as practicable, but in any event within thirty (30) days after the end of each calendar month, a certificate of the Chief Financial Officer (or Chief Accounting Officer or other officer of Borrower serving in such capacity) of the Borrower substantially in the form of EXHIBIT E hereto stating (i) whether or not such officer has knowledge of the occurrence of any Event of Default under any of the Loan Documents or any event which with the giving of notice or the passage of time would constitute an Event of Default under any of the Loan Documents, other than Events of Default previously reported and remedied and, if so, stating in reasonable detail the facts with respect to such Event of Default,

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and (ii) that the Borrower is in compliance with each of the covenants set forth in Sections 5 and 6 of this Agreement. Without limiting the foregoing, the certificate shall specifically state (A) the aggregate number and aggregate unpaid payments of Delinquent Contracts, and (B) the aggregate amount of prepayments on the Contracts in such month.

               (6) Copies of any and all reports, filings, financial statements or other information as and when filed with the United States Securities and Exchange Commission and with the Nevada Gaming Commission (only in connection with the Loan, the Contracts, the Equipment, the Lender or its participants), and copies of all information and notices as and when delivered to the Borrower's shareholders.

               (7) Promptly upon becoming aware thereof, notice of any default with respect to any other indebtedness, whether owed to the Lender or any other creditor.

          f. Upon reasonable notice of not less than 48 hours, the Borrower will permit any officer, employee, attorney or accountant for the Lender to review, make extracts from, or copy any and all corporate and financial books and records of the Borrower relating to the Contracts at all times during ordinary business hours, to send and discuss with Obligors requests for verification of amounts owed to the Borrower if Lender has a reasonable basis for believing such a verification is necessary, and to discuss the affairs of the Borrower with any of its officers. After the occurrence of an Event of Default, the rights to review and copy books and records shall not be limited to those relating to the Contracts but will be all of the Borrower's books and records.

          g. The Borrower will provide the Lender with an insurance certificate, issued by Obligor's insurer, in form and content and from an insurer acceptable to the Lender, providing for ten (10) days' written notice to the Lender of cancellation or non-renewal (without qualification), and evidencing the following categories and amounts of coverage:

               (1)  Comprehensive public liability coverage for the Obligor.

               (2) Comprehensive physical damage insurance for the full insurable value of the Equipment, naming the Lender as loss payee, as their interests may appear.

               (3) If circumstances warrant, warehouse and transportation insurance on the Equipment which is being stored or transported, as the case may be, for the full insurable value of the Equipment naming the Lender as loss payee, as their interests may appear.

               (4) With respect to any Equipment which is located on any ship or which is otherwise subject to any maritime laws, shipwreck, piracy, abandonment and hull insurance in such amounts as the Lender may request, with a lender's loss payable endorsement provided to the Lender.

          h. The Borrower will notify the Lender promptly of (i) any material disputes or claims by any Obligor; (ii) any Equipment returned to or recovered by the Borrower or damaged, destroyed or stolen from the Borrower or an Obligor;
(iii) any change in the persons

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constituting the directors or officers of the Borrower; (iv) the occurrence of any breach, default or event of default by or attributable to the Borrower under this Agreement or any of the Loan Documents; (v) the occurrence of any breach, default or event of default by or attributable to any Obligor under the Obligor's Contract; and (vi) any event which may have any effect on the enforceability of any lien in favor of the Lender, or on the ability of the Borrower or the Obligor to perform its obligations under the Loan Documents or any Contract, as the case may be.

          i. The Borrower will notify the Lender in writing promptly after the commencement of any lawsuit, legal proceeding or proceedings before any governmental or regulatory agency against the Borrower which would have a material adverse effect on the Loan, the Contracts, the Equipment, the Lender or its participants or the business of Borrower. As used herein, material adverse effect means a lawsuit or proceeding involving a potential cost or loss to Borrower of $500,000 or more.

          j.   PDS will maintain the following financial covenants:

               (i) At all times, a Tangible Net Worth in an amount not less than $8,000,000 plus 15% of positive Net Income earned after January 1, 1999.
As used herein, "Tangible Net Worth" means, at a particular date, (a) the aggregate amount of assets of PDS as may be properly classified as such in accordance with GAAP excluding such other assets as are properly classified as intangible assets under GAAP, less (b) the aggregate amount of all liabilities of PDS. As used herein, "Net Income" means, with respect to any period, the aggregate of the net income of PDS for such period determined in accordance with GAAP.

               (ii) A Cash Flow Ratio not less than 1.5 to 1.0 as of the end of each calendar month measured on a trailing twelve (12) month basis. As used herein, "Cash Flow Ratio" means the ratio of (a) Net Income PLUS Interest Expense, income taxes, depreciation and amortization TO (b) Interest Expense PLUS Dividends.

               As used herein, "Dividends" means any payment for the purchase, redemption or acquisition for value of any shares of PDS's stock, or the payment of any dividends thereon or any distribution on, or payment on account of the purchase, redemption, defeasance or other acquisition or retirement for value of any shares of PDS's stock or set aside of funds for any such purpose.

               As used herein, "Interest Expense" means the total scheduled interest expense (including any default rate of interest if then applicable) whether paid or accrued, on Indebtedness.

               As used here, in "Indebtedness" means without duplication, all obligations, contingent or otherwise, which in accordance with GAAP should be classified upon the PDS's balance sheet as liabilities, but in any event including the following (whether or not they should be classified as liabilities upon such balance sheet): (a) obligations secured by any mortgage, pledge, security interest, lien, charge or other encumbrance existing on property owned or acquired subject thereto, whether or not the obligation secured thereby shall have been assumed and whether or not the obligation secured is the obligation of the owner or another party; (b) any obligation on account of deposits or advances; (c) any obligation for the deferred purchase price of any property or services, except trade accounts payable, (d) any obligation as lessee under any capitalized lease; (e) all guaranties, endorsements and other contingent obligations respecting Indebtedness of others; and (f) undertakings or agreements to reimburse or indemnify issuers of letters of credit.

          k. With respect to any Delinquent Contract, the Borrower shall comply with Section 7 hereof.

          l. The Borrower will keep full and complete books of record and accounts for itself and other records reflecting the results of the Borrower's operations, all in accordance with GAAP.

          m. At any time upon request from the Lender after the occurrence of an Event of Default, the Borrower will cause the Obligors under the Contracts which constitute a part of the Collateral to be notified to make payment directly to the Lender, and the Lender shall be entitled to take control of any proceeds thereof.

          n. After the occurrence of an Event of Default, all proceeds of Collateral not released from the lien of the Security Agreement pursuant to
Section 3 of the Security Agreement, including without limitation, proceeds from the sale or re-leasing of the Equipment, proceeds of insurance and all other unscheduled recoveries, shall be paid by the Borrower into a collateral account administered by the Lender in the manner described in Section 5 of the Security Agreement.

          o. In the event any Equipment has been repossessed, the Borrower shall pay promptly to the Lender the proceeds of the sale or other disposition of the Equipment, together with a cash payment equal to the amount necessary to fully pay the unamortized amount of the loan proceeds advanced with respect to Contract(s) relating to such Equipment.

          p. In the event any Equipment is damaged, destroyed, lost or stolen, the Borrower shall pay promptly to the Lender the proceeds of any insurance on the Equipment, together with a cash payment equal to the amount necessary to fully pay the unamortized amount of the loan proceeds advanced with respect to Contract(s) relating to such Equipment.

          q. The Borrower shall service the Contracts which form a part of the Collateral in accordance with the industry standards applicable to servicers of such contracts, and the Borrower shall have ultimate responsibility for such servicing. If the Borrower shall fail in any material respect in the performance of its duties hereunder, and such failure shall continue for thirty
(30) days, the Lender shall appoint a servicer, chosen at the discretion of the Lender, to perform such duties, and the Borrower shall promptly make available to such servicer all books and records in any and all formats with respect to the Collateral, and shall also make available to the servicer without fee any and all computer software necessary to service the Collateral. Fees of the servicer shall be paid in the manner described in the Security Agreement.

          r. The Borrower will provide notice to all applicable gaming authorities, to the extent required by the applicable gaming law, of the Lender's security interest in the Contracts and the Equipment.

          s. After the occurrence of an Event of Default and not later than two (2) days prior to a date on which a payment is due under the Note, the Borrower shall provide the Lender with a detailed report with respect to all monies, if any, deposited in the collateral account pursuant to Section 5 of the Security Agreement, including amounts paid in respect of Payments on all Contracts (as due and as a prepayment) and amounts paid in respect of interest. The report shall be prepared in such manner as may be required by the Lender for purposes of properly applying funds in accordance with Section 5(b) of the Security Agreement, if applicable.

          t. With respect to each of the Contracts, the Borrower shall: (i) perform all acts necessary to preserve the validity and enforceability of each such Contract; (ii) take all actions reasonably necessary to assist Lender in collecting when due all amounts owing to Borrower with respect to each such Contract; (iii) at all times keep accurate and complete records of performance by Borrower and the Obligor under each such Contract; and (iv) upon request of Lender verify with the Obligor under each Contract the payments due to Borrower under such Contract, except that (A) prior to the occurrence of an Event of Default or an event which with the passage of time or the giving of notice, or both, would be an Event of Default, such requests shall not occur any more frequently than once each year and (B) after the occurrence and during the continuance of an Event of Default or an event which with the passage of time or the giving of notice, or both, would be an Event of Default such requests may occur as often as Lender shall require.

          u. The Borrower will store the Equipment (which is not in the possession of an Obligor) only in the Borrower's warehouses or in bonded warehouses.

     6. NEGATIVE COVENANTS. The Borrower covenants and agrees that, except with the prior written approval of the Lender:

          a. The Borrower will not create, incur or cause to exist any mortgage, security interest, encumbrance, lien or other charge of any kind upon any of the Collateral, whether now owned or hereafter acquired, except for the security interests created by the Loan Documents. Except as permitted by the Security Agreement, the Borrower will not sell, dispose of, lease, mortgage, assign, sublet or transfer all or any part of the Borrower's right, title or interest in or to all or any portion of the Collateral.

          b. The Borrower will not substantially alter the nature of the business in which it is engaged, or engage in any line of business substantially different from its current business.

          c. Following the occurrence of and during the continuance of an Event of Default, the Borrower will not declare or pay any distributions or purchase or redeem any of its capital stock, or otherwise distribute any property on account of its capital stock, or enter into any agreement therefor.

          d. The Borrower will not permit any material breach, default or event of default to occur under any note, loan agreement, indenture, lease, mortgage, contract for deed, security agreement or other contractual obligation binding upon the Borrower which is not cured within the applicable cure provisions thereof.

          e. The Borrower will not materially amend, supplement, modify, compromise or waive any of the terms of any Contract, without the prior written consent of the Lender, provided that Borrower will have the right to substitute Equipment subject to any Contract with other Equipment that is like-kind in value as long as Borrower files an amended or updated UCC financing statement signed by Lender as to the substituted Equipment within the time period required by the law of the applicable jurisdiction to perfect a purchase money security interest and delivers such filed financing statements to the Lender with its quarterly Contract Status Report.

          f. If any of the following transactions would result in the surviving entity not complying with the Tangible Net Worth test and the Cash Flow Ratio test set forth in Section 5(j) hereof or otherwise cause an Event of Default hereunder, the Borrower will not consolidate with or merge into any person or entity, or permit any other person or entity to merge into it, or acquire (in a transaction analogous in purpose or effect to a consolidation or merger) all or substantially all of the assets of any other person or entity, or enter into any partnership or joint venture.

          g. The Borrower will not make any payments on any of the Borrower's indebtedness to any of the Borrower's affiliated entities, or to any of the Borrower's shareholders, officers, directors or employees, following the occurrence of and during the continuance of an Event of Default or a failure to comply with a covenant contained in Section 5 or this Section 6.

          h. After delivery of the Equipment to Obligor, the Borrower will not cause or allow any movement of the Equipment, except as permitted under Section 6(e) hereof or in connection with any repossession by the Borrower of such Equipment.

     7. DELINQUENT CONTRACTS. So long as no Event of Default or event which with the giving of notice or the passage of time would constitute an Event of Default has occurred under this Agreement, Delinquent Contracts that are in monetary default only may remain part of the Collateral provided that (i) the Borrower gives written notice to the Lender within thirty (30) days of each monthly monetary default; (ii) the defaults by the Obligor do not exceed three
(3) consecutive monthly payments or a total of four (4) nonconsecutive monthly payments. With respect to Delinquent Contracts that are in non-monetary default, including without limitation, the involvement of the Obligor in any bankruptcy or insolvency proceedings, or Delinquent Contracts that are in monetary default beyond the limitations of the foregoing sentence, the Borrower shall within fifteen (15) days, either (i) pay to the Lender an amount equal to the outstanding balance of the loan proceeds advanced with respect to such Contract, and such payment shall be applied to the unpaid principal balance of the Note, or (ii) execute and deliver to the Lender an Addendum and Assignment (and appropriate UCC financing statements) respecting one or more other Contracts with an aggregate Equipment Value multiplied by 90% that is equal to or greater than the outstanding balance of the loan proceeds advanced with respect to such Delinquent Contract, and Obligor Acknowledgment(s) relating to such Contract(s) duly executed by each Obligor under such Contract, and all such other documents, instruments and agreements as required under Section 3(b) and 3(c) or as the Lender may request.

     8.   REPLACEMENT RIGHTS.  The Borrower may, from time to time, upon ten
(10) days prior written notice to the Lender, obtain a release of a particular Contract from the Collateral (the "Released Contract") and substitute one or more other Contracts (the "Replacement Contract"), provided that (i) neither the Released Contract or the Replacement Contracts are Delinquent Contracts; (ii) the Borrower execute and deliver to the Lender an Addendum and Assignment (and appropriate UCC financing statements) respecting the Replacement Contracts(s) with an aggregate Equipment Value multiplied by 90% that is equal to or greater than the outstanding balance of the loan proceeds advanced with respect to the Released Contract (the "Unamortized Advance"), and Obligor Acknowledgment(s) relating to the Replacement Contract(s) duly executed by each Obligor under such Contract(s), and all such other documents, instruments and agreements as required under Section 3(b) and 3(c) or as the Lender may request; (iii) the Borrower pay to the Lender a Replacement Fee equal to one percent (1%) of the Unamortized Advance; and (iv) the Borrower pay $750 for lender's legal fees in connection with the replacement.

     9. RETURNED EQUIPMENT. Certain Contracts that may be funded pursuant to the Credit Facility will contain a provision giving the Obligor the right, under certain circumstances, to return and replace some portion of the Equipment that is subject to a particular Contract. In that event, the Borrower has agreed with the Obligor to amend the Contract to reduce the obligations of the Obligor thereunder and create a new Contract for replacement Equipment. The Borrower agrees that, in such event, in exchange for the Lender's release of its security interest in the returned Equipment (the "Returned Equipment"), the Borrower will make a prepayment on the Note equal to the outstanding balance of the amount advanced by the Lender with respect to the Returned Equipment under the applicable Contract. The Borrower agrees to provide the Lender with a written certification (i) identifying the Returned Equipment, (ii) the aggregate Equipment Value of the Returned Equipment, (iii) 90% of such aggregate Equipment Value that was advanced by the Lender and (iv) the outstanding balance of the amount advanced. The Borrower also agrees to provide UCC-3 Releases to be executed by the Lender to release such Equipment.

     10. EVENT OF DEFAULT. Each of the following occurrences shall constitute an Event of Default under this Agreement and under the Loan Documents (herein called an "Event of Default"):

          a. The Borrower shall fail to pay any or all of the indebtedness arising out of this Agreement or Loan Documents (the "Obligations") when due or, if payable on demand, on demand and such failure shall continue for a period of five (5) days after such payment becomes due; or

          b. The Borrower shall fail to observe or perform any covenant or agreement binding on the Borrower under this Agreement or under any other assignment, conveyance, instrument or agreement now in effect or hereafter made between the Borrower and the Lender, or under the Loan Documents for a period of thirty (30) days for any default which can be reasonably cured within thirty
(30) days and a reasonable period of time for a default not reasonably capable of cure within thirty (30) days, provided the Borrower diligently commences and continues a course of action acceptable to the Lender to so cure; or

          c. The Borrower shall make any representations or warranties in this Agreement or in any such other assignment, conveyance, instrument, agreement, financial statements, reports or certificates heretofore or at any time hereafter submitted by or on behalf of the Borrower to the Lender, and such representations or warranties, shall prove to have been false or materially misleading when made; or

          d. As a result of a default or failure by Borrower, payment of any substantial indebtedness of the Borrower (other than the Obligations and other than indebtedness of the Borrower to the extent the indebtedness is non-recourse to the Borrower) shall be demanded, or the maturity of any substantial indebtedness shall be accelerated, or any precondition or circumstance permitting any creditor of the Borrower (acting individually or with the consent of other creditors) to accelerate the maturity of any substantial indebtedness shall have occurred; for this purpose indebtedness shall be deemed substantial if it exceeds $500,000; or

          e. The Borrower shall become insolvent or shall commit an act of bankruptcy under the United States Bankruptcy Act, or shall file or have filed against it, voluntarily or involuntarily, a petition in bankruptcy or for reorganization or for the adoption of an arrangement or plan under the United States Bankruptcy Act or shall procure or suffer the appointment of a receiver for any substantial portion of its properties, or shall initiate or have initiated against it, voluntarily or involuntarily, any act, process or proceeding under any insolvency law or other statute or law providing for the modification or adjustment of the rights of creditors and such petition, receiver, act, process or proceeding shall not be dismissed or discharged within ninety (90) days; or

          f. A garnishment summons or writ of attachment for an amount in excess of $500,000 shall have been issued against or served upon the Lender for the attachment of any property of the Borrower in the Lender's possession or any indebtedness owing the Borrower; or

          g. The Borrower shall have been dissolved, whether voluntarily or by operation of law; or

          h. Any of Borrower's licenses required under the gaming laws of Nevada, or any other jurisdiction in which any of the Collateral is located is revoked or rescinded, lapses, or is otherwise no longer maintained by or available to the Borrower.

     11. RIGHTS AND REMEDIES UPON DEFAULT. Upon the occurrence of an Event of Default and at any time thereafter, subject to the gaming laws of any jurisdiction in which any of the Collateral is located, the Lender may exercise one or more of the following rights and remedies:

          a. The Lender may declare all unmatured Obligations to be immediately due and payable, and the same shall thereupon be immediately due and payable, without presentment or other notice or demand;

          b. Subject to the rights of the Obligors, the Lender may exercise and enforce any and all rights and remedies available upon default to a secured party under the Uniform Commercial Code including, without limitation, the right to take possession of the Collateral, or any evidence thereof, proceeding without judicial process or by judicial process (without a prior hearing or notice thereof, which the Borrower hereby expressly waives) and the right to sell, lease or otherwise dispose of any or all of the Collateral, and the Borrower agrees to make the Collateral available to the Lender at a place to be designated by the Lender which is reasonably convenient to both parties. If notice to the Borrower of any intended disposition of the Collateral or any other intended action is required by law in a particular instance, such notice shall be deemed commercially reasonable if given at least ten (10) calendar days prior to the date of intended disposition or other action;

          c. The Lender may request the Borrower to, and upon such request the Borrower will, assist the Lender in repossessing and selling the Equipment in compliance with all applicable laws and in accordance with the Repossession Agreement (this provision in no way limits the Lender's ability to use any other person or entity to repossess and sell the Equipment);

          d. Without notice or demand, the Lender may offset any indebtedness the Lender or any of its participants, successors or assigns then owes to the Borrower whether or not then due, against any Obligation then owed to the Lender or any of its participants, successors or assigns by Borrower, whether or not then due;

          e. The Lender may exercise the recourse rights of the Borrower against the Obligor on any Contracts; and

          f. The Lender may exercise or enforce any and all other rights or remedies available by law or agreement against the Collateral, against the Borrower or against any other person or property.

     12.  MISCELLANEOUS.  The Borrower agrees that:

          a. The performance or observance of any promise or condition set forth in this Agreement may be waived in writing by the Lender, but not otherwise. No delay in the exercise of any power, right or remedy of the Lender, shall operate as a waiver thereof, nor shall any single or partial exercise thereof or the exercise of any other power, right or remedy operate as a waiver thereof.

          b. This Agreement shall be binding upon the Borrower and its successors and assigns and shall inure to the benefit of the Lender and its participants and the successors and assigns of any of them, provided that the Borrower may not transfer or assign its rights hereunder without the prior written consent of the Lender. This Agreement shall be effective the date written above. All rights and powers specifically conferred upon the Lender may be transferred or delegated by the Lender to any of its successors or assigns. Except to the extent otherwise required by law, this Agreement and the transactions evidenced hereby shall be governed by the substantive laws of the State of Minnesota without regard to principles of conflicts of laws. If any provision or application of this Agreement is held unlawful or unenforceable in any respect, such illegality or unenforceability shall not affect other provisions or applications which can be given effect, and this Agreement shall be construed as if the unlawful or unenforceable provision or application had never been contained herein or prescribed hereby. All representations and warranties contained in this Agreement or in any other agreement between the Borrower and the Lender shall survive the execution, delivery and performance of this Agreement and the creation and payment of any indebtedness to the Lender. This Agreement may be executed in any number of counterparts, each of which is to be deemed to be an original and all of which constitute one agreement.

     13. NOTICES. All notices, consents, requests, demands and other communications hereunder shall be given to or made upon the respective parties hereto at their respective addresses specified below or, as to any party, at such other address as may be designated by it in a written notice to the other party. All notices, requests, consents and demands hereunder shall be effective when personally delivered or five (5) days after depositing in the United States mail, certified or registered, postage prepaid, or when sent by confirmed facsimile, or when delivered by overnight courier.

     If to Borrower:     PDS Financial Corporation
                         6171 McLeod Drive
                         Las Vegas, NV  89120
                         Attn:  Johan Finley
                         Telephone:  702-736-0700
                         Fax:  702-740-8692

     If to M&S:          Miller & Schroeder Investments Corporation
                         220 South Sixth Street, Suite 300
                         Minneapolis, Minnesota 55402
                         Attn:  Gaming Department
                         Telephone:  612/376-1500
                         Fax:  612/376-1410

     14. JURISDICTION. THE BORROWER HEREBY SUBMITS ITSELF TO THE JURISDICTION OF THE STATE OF MINNESOTA AND THE FEDERAL COURTS OF THE UNITED STATES LOCATED IN SUCH STATE IN RESPECT OF ALL ACTIONS ARISING OUT OF OR IN CONNECTION WITH THE INTERPRETATION OR ENFORCEMENT OF THIS AGREEMENT AND THE DOCUMENTS RELATED THERETO.

     15. DUTIES OF LENDER WITH RESPECT TO COLLATERAL. Except with respect to the exercise of remedies under this Agreement or the Security Agreement, the Lender shall have no duty, responsibility or obligation of any nature whatsoever to service, collect, administer, enforce or account for the Contracts. The Borrower shall service, account for, administer, collect all payments and enforce all rights with respect to such Contracts. Upon the occurrence of an Event of Default, the Borrower shall deposit such payments promptly upon receipt and in the form received in the collateral account established by the Lender pursuant to Section 5 of the Security Agreement.

     16. INDEMNIFICATION. Except for losses, claims, damages or liability arising out of the gross negligence or willful misconduct of the Lender, the Borrower agrees to indemnify and hold harmless the Lender, its officers, agents (including outside legal counsel) and employees, against any and all losses, claims, damages or liability to which the Lender, its officers, agents and employees, may become subject under any law in connection with the carrying out of the transactions contemplated by this Agreement or any other Loan Document, or the conduct of any activity related to the Equipment and to reimburse the Lender, its officers, agents and employees, for any out-of-pocket legal and other expenses (including reasonable attorneys' fees, whether incurred at trial, on appeal, in bankruptcy proceedings, or otherwise) incurred by the Lender, its officers, agents and employees, in connection with investigating any such losses, claims, damages or liabilities or in connection with defending any actions relating thereto. The Lender agrees, at the request and reasonable expense of the Borrower, to cooperate in the making of any investigation in defense of any such claim and promptly to assert any or all of the rights and privileges and defenses which may be available to the Lender. The Borrower further releases and agrees to hold harmless the Lender, its officers, agents and employees, from and against all losses, damages, penalties, liabilities, or expenses (including reasonable legal fees, whether incurred at trial, on appeal, in bankruptcy proceedings, or otherwise) due to or arising out of any misrepresentation of information furnished to Lender by Borrower or out of a breach of any covenant, representation or undertaking of the Borrower contained in this Agreement or any other Loan Document. The Borrower's liability hereunder shall not be limited to the extent of such insurance or subject to any exclusions from coverage in any insurance policy. The provisions of this Section shall survive the payment of the Note and the Loan.

     17. PLACEMENT FEE/PARTICIPATION SERVICING FEE. The Borrower shall pay to the Lender the following amounts: (i) a placement fee that will be deducted from the proceeds of the Note on the Closing Date, and (ii) a participation servicing fee on the unpaid principal balance of the Note from time to time outstanding (computed on the basis of a year consisting of twelve (12) thirty
(30) day months) accruing at a rate equal to one-fourth of one percent (0.25%), payable monthly on each payment date under the Note.

     18. ATTORNEYS FEES AND TAXES. The Borrower shall reimburse the Lender, upon demand, for all reasonable costs and expenses actually incurred, including without limitation reasonable attorney's fees paid or incurred by the Lender in connection with:

          a. The preparation or review of the Loan Documents (provided, however, that the Borrower's obligation to pay legal fees to the Lender for legal services rendered by counsel for the Lender in connection with the initial preparation and review of the Loan Documents shall be limited to $10,000), the perfection, protection, enforcement or foreclosure of the security interests created by the Loan Documents, the protection or enforcement of the interests and collateral security of the Lender in any litigation or bankruptcy or insolvency proceeding or the prosecution or defense of any action or proceeding relating in any way to the transactions contemplated by this Agreement, travel to and from the offices and place of business of the Borrower, the negotiation and preparation of the Loan Documents and all other documents necessary or desirable in connection with the original execution and delivery of Loan Documents;

          b. For each Advance Request made pursuant to this Agreement, legal fees associated with review of the documentation submitted by Borrower, and the perfection of the security interests in the Collateral (provided, however, that the legal fees for each Advance Request shall be limited to $750.00 and shall be paid out of the Advance Request).

          c. Subsequent to the initial Closing, the negotiation of any amendments or modifications to any of the Loan Documents requested by or consented to by Borrower or, if an Event of Default has occurred and is continuing, requested by Lender, and any related documents, instruments or agreements and the preparation of any and all documents necessary or desirable to effect such amendments or modifications; and

          d. The enforcement by the Lender during the term hereof or thereafter of the rights or remedies of the Lender hereunder or under any of the foregoing documents, instruments or agreements, including without limitation reasonable costs and expenses of collection in the Event of Default, whether or not suit is filed with respect thereto and whether such costs are paid or incurred, or to be paid or incurred, prior to or after entry of judgment.

The Borrower agrees to pay all stamp, document, transfer, recording or filing taxes or fees and similar impositions now or hereafter reasonably determined by the Lender to be payable in connection with the Loan Documents, or any other documents, instruments or transactions pursuant to or in connection herewith or therewith, and the Borrower agrees to save the Lender harmless from and against any and all present or future claims, liabilities or losses with respect to or resulting from any omission to pay or delay in paying any such taxes, fees or impositions, unless such omission or delay is due to gross negligence or willful misconduct on the part of Lender. All such expenses, taxes or attorney's fees shall be payable to the Lender on demand. The obligations of Borrower under this Section 18 shall survive the repayment of the Note and Loan.

     19.  RELATIONSHIP AMONG BORROWERS.

          a. JOINT AND SEVERAL LIABILITY. BY SIGNING THIS AGREEMENT, EACH OF THE BORROWERS AGREES THAT IT IS LIABLE, JOINTLY AND SEVERALLY WITH THE OTHER BORROWER, FOR THE PAYMENT OF THE NOTE AND ALL OTHER OBLIGATIONS OF THE BORROWERS UNDER THIS AGREEMENT, AND THAT LENDER CAN ENFORCE SUCH OBLIGATIONS AGAINST EITHER BORROWER, IN LENDER'S SOLE AND UNLIMITED DISCRETION.

          b. LENDER RIGHTS TO ADMINISTER THE LOAN. Lender may at any time and from time to time, without the consent of, or notice to, either Borrower, without incurring responsibility to either Borrower, and without affecting, impairing or releasing any of the obligations of either Borrower hereunder:

               (1) alter, change, modify, extend, release, renew, cancel, supplement or amend in any manner the Loan Documents provided at least one Borrower has consented thereto, and the Borrowers' joint and several liability shall continue to apply after giving effect to any such alteration, change, modification, extension, release, renewal, cancellation, supplement or amendment;

               (2) sell, exchange, surrender, realize upon, release (with or without consideration) or otherwise deal with in any manner and in any order any property of any person or entity mortgaged to Lender or otherwise securing the Borrowers' joint and several liability, or otherwise providing recourse to Lender with respect thereto;

               (3) exercise or refrain from exercising any rights against either Borrower or others with respect to the Borrowers' joint and several liability, or otherwise act or refrain from acting;

               (4) settle or compromise any of the Borrowers' joint and several liability, any security therefor or other recourse with respect thereto, or subordinate the payment or performance of all or any part thereof to the payment of any liability (whether due or not) of either Borrower to any creditor of either Borrower, including without limitation, Lender and either Borrower;

               (5) apply any sum received by Lender from any source in respect of any liabilities of either Borrower to Lender to any of such liabilities, regardless of whether the Note remains unpaid;

               (6) fail to set off and/or release, in whole or in part, any balance of any account or any credit on its books in favor of either Borrower, or of any other person, and extend credit in any manner whatsoever to either Borrower, and generally deal with either Borrower and any security for the Borrowers' joint and several liability or any recourse with respect thereto as Lender may see fit; and/or

               (7) consent to or waive any breach of, or any act, omission or default under, this Agreement or any other Loan Document, including, without limitation, any agreement providing collateral security for the payment of the Borrowers' joint and several liability or any other indebtedness of either Borrower or Lender.

          c. PRIMARY OBLIGATION. No invalidity, irregularity or unenforceability of all or any part of either Borrower's joint and several liability or of any security therefor or other recourse with respect thereto shall affect, impair or be a defense to the other Borrower's joint and several liability, and all obligations under the Note and this Agreement are primary obligations of each Borrower.

          d. PAYMENTS RECOVERED FROM LENDER. If any payment received by the Lender and applied to any obligations is subsequently set aside, recovered, rescinded or required to be returned for any reason (including, without limitation, the bankruptcy, insolvency or reorganization of a Borrower or any other obligor), the obligations to which such payment was applied shall be deemed to have continued in existence, notwithstanding such application, and each Borrower shall be jointly and severally liable for such obligations as fully as if such application had never been made. References in this Agreement to amounts "irrevocably paid" or to "irrevocable payment" refer to payments that cannot be set aside, recovered, rescinded or required to be returned for any reason.

          e. NO RELEASE. Until the Note and all other obligations under this Agreement have been paid in full and each and every one of the covenants and agreements of this Agreement are fully performed, the obligations of either Borrower hereunder shall not be released, in whole or in part, by any action or thing (other than irrevocable payment in full) which might, but for this provision of this Agreement, be deemed a legal or equitable discharge of a surety or guarantor, or by reason of any waiver, extension, modification, forbearance or delay or other act or omission of Lender or its failure to proceed promptly or otherwise, or by reason of any action taken or omitted by Lender whether or not such action or failure to act varies or increases the risk of, or affects the rights or remedies of, either Borrower, nor shall any modification of any of the Note or this Agreement or release of any security therefor by operation of law or by the action of any third party affect in any way the obligations of either Borrower hereunder, and each Borrower hereby expressly waives and surrenders any defense to its liability hereunder based upon any of the foregoing acts, omissions, things, agreements, or waivers of any of them. Neither Borrower shall be exonerated with respect to its liabilities under this Agreement by any act or thing except irrevocable payment and performance of the obligations, it being the purpose and intent of this Agreement that the obligations constitute the direct and primary obligations of each Borrower and that the covenants, agreements and all obligations of each Borrower hereunder be absolute, unconditional and irrevocable.

          f. ACTIONS NOT REQUIRED. Each Borrower hereby waives any and all right to cause a marshalling of the other Borrower's assets or any other action by any court or other governmental body with respect thereto insofar as the rights of Lender hereunder are concerned or to cause Lender to proceed against any security for the Borrowers' joint and several liability or any other recourse which Lender may have with respect thereto, and further waives any and all requirements that Lender institute any action or proceeding at law or in equity against the other Borrower or anyone else, or with respect to this Agreement, the Loan Documents, or any collateral security for the Borrowers' joint and several liability, as a condition precedent to making demand on, or bringing an action or obtaining and/or enforcing a judgment against, either Borrower. Each Borrower further waives any requirement that Lender seek performance by the other Borrower or any other person, of any obligation under this Agreement, the Loan Documents or any collateral security for the Borrowers' joint and several liability as a condition precedent to making a demand on, or bringing an action or obtaining and/or enforcing a judgment against, either Borrower. No Borrower shall have any right of setoff against Lender with respect to any of its obligations hereunder. Any remedy or right hereby granted which shall be found to be unenforceable as to any person or under any circumstance, for any reason, shall in no way limit or prevent the enforcement of such remedy or right as to any other person or circumstance, nor shall such unenforceability limit or prevent enforcement of any other remedy or right hereby granted.

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

          g. DEFICIENCIES. Each Borrower specifically agrees that in the event of a foreclosure under the Security Agreement, any other security agreement or other similar agreement held by Lender which secures any part or all of the Borrowers' joint and several liability and in the event of a deficiency resulting therefrom, each Borrower shall be, and hereby is expressly made, liable to Lender for the full amount of such deficiency notwithstanding any other provision of this Agreement or provision of such agreement, any document or documents evidencing the indebtedness secured by such agreement or any other document or any provision of applicable laws which might otherwise prevent Lender from enforcing and/or collecting such deficiency. Each Borrower hereby waives any right to notice of a foreclosure under any security agreement or other similar agreement given to Lender by any other Borrower which secures any part or all of the Borrowers' joint and several liability.

          h. BORROWERS BANKRUPTCY. Each Borrower expressly agrees that its liability and obligations under the Note and this Agreement shall not in any way be affected by the institution by or against the other Borrower or any other person or entity of any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or any other similar proceedings for relief under any bankruptcy law or similar law for the relief of debtors, or any action taken or not taken by Lender in connection therewith, and that any discharge of either Borrower's joint and several liability pursuant to any such bankruptcy or similar law or other laws shall not discharge or otherwise affect in any way the obligations of the other Borrower under the Note and this Agreement, and that upon or at any time after the institution of any of the above actions, at Lender's sole discretion, the Borrowers' joint and several obligations shall be enforceable against either Borrower that is not itself the subject of such proceedings. Each Borrower expressly waives any right to argue that Lender's enforcement of any remedies against that Borrower is stayed by reason of the pendency of any such proceedings against the other Borrower.

          i. NO SUBROGATION. Notwithstanding any payment or payments made by either Borrower hereunder or any setoff or application of funds of either Borrower by the Lender, such Borrower shall not be entitled to be subrogated to any of the rights of the Lender against the other Borrower or any other guarantor or any collateral security or guaranty or right of offset held by the Lender for the payment of the obligations, nor shall such Borrower seek or be entitled to seek any contribution or reimbursement from the other Borrower or any other guarantor in respect of payments made by such Borrower hereunder, until all amounts owing to the Lender by the Borrowers on account of the obligations are irrevocably paid in full. If any amount shall be paid to a Borrower on account of such subrogation rights at any time when all of the obligations shall not have been irrevocably paid in full, such amount shall be held by that Borrower, and shall, forthwith upon receipt by the Borrower, be turned over to the Lender in the exact form received by the Borrower (duly endorsed by the Borrower to the Lender, if required), to be applied against the obligations, whether matured or unmatured, in such order as the Lender may determine.

          j. BORROWERS' FINANCIAL CONDITION. Each Borrower is familiar with the financial condition of the other Borrower, and each Borrower has executed and delivered this Agreement and the Note based on that Borrower's own judgment and not in reliance upon any statement or representation of the Lender. The Lender shall have no obligation to provide either

Borrower with any advice whatsoever or to inform either Borrower at any time of the Lender's actions, evaluations or conclusions on the financial condition or any other matter concerning the Borrowers.

          k. RELATIONSHIP OF BORROWERS. Each Borrower represents that it expects to derive benefits from the extension of credit accommodations to the Borrowers by the Lender and finds it advantageous, desirable and in its best interests to execute and deliver this Agreement and the Note to the Lender.

     20. PARTICIPATION DISCLOSURE. The Borrower hereby acknowledges that and consents to the Lender selling participation interests in the Loan, and hereby authorizes the Lender to disclose to any potential participant the Loan Documents and any and all financial and other information relating to the Borrower and delivered to the Lender in connection with this transaction, provided that Lender shall comply with all laws, including but not limited to federal and state securities laws, in connection with the offer or sale of such participation interests. The Lender and anyone claiming by or through the Lender shall not hold Borrower responsible for any false representations Lender may have made to its participants.

     21. AMENDMENTS. No amendment, modification or waiver of any provision of the Loan Documents and no consent to any departure by the Borrower therefrom shall in any event be effective unless the same shall be in writing and signed by the Lender, and then such amendment, modification, waiver or consent shall be effective only in the specific instance and for the purpose for which given. Neither this Agreement nor any provision hereof may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against whom enforcement of the change, waiver, discharge or termination is sought.

     22. MARSHALLING; PAYMENTS SET ASIDE. The Lender shall be under no obligation to marshall any assets in favor of the Borrower or any other Person or against or in payment of the Loan and other Indebtedness of the Borrower to the Lender. To the extent that the Borrower makes a payment or payments to the Lender or the Lender exercises its rights of setoff, and such payment or payments or the proceeds of such setoff or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside and/or required to be repaid to a trustee, receiver or any other party under any bankruptcy law, state or federal law, common law or equitable cause, then to the extent of such recovery, the obligation or part thereof originally intended to be satisfied shall be revived and continued in full force and effect as if such payment had not been made or such enforcement or setoff had not occurred.

     23. INVALID PROVISIONS. If fulfillment of any provision hereof, or any transaction related thereto at the time performance of any such provision shall be due, shall involve transcending the limit of validity prescribed by law, then, ipso facto, the obligation to be fulfilled shall be reduced to the limit of such validity; and such clause or provision shall be deemed invalid as though not herein contained, and the remainder of this Agreement shall remain operative in full force and effect.

     24. NOT JOINT VENTURES. The Lender is not, and shall not by reason of any provision of any of the Loan Documents be deemed to be, a joint venturer with or partner or agent of the

Borrower.

     25. ESTOPPEL CERTIFICATE. At any time and from time to time, within fifteen (15) Business Days after receipt from the other party hereto of a written request therefor, Borrower or Lender, as the case may be, shall prepare, execute and deliver to the such party, and/or any other party which Borrower or Lender, as the case may be, may designate, an estoppel certificate stating: (a) the amount of the unpaid principal balance and accrued interest on the date thereof; (b) the date upon which the last payment was made and the date the next payment is due; and (c) that Borrower has no defenses, claims or offsets against full enforcement hereof according to the terms hereof, or listing and describing any such amendments, changes, defaults, events of default, defenses, claims or offsets which do exist.

     26. NOTICE OF CHANGE OF LOCATION. Borrower shall promptly notify Lender of any change in location of Borrower's principal places of business or the offices where it keeps its records concerning accounts and contract rights.

     27. TAX IDENTIFICATION NUMBER. The federal tax identification number for PDS Financial Corporation is 41-1605970. The federal tax identification number for PDS Financial Corporation-Nevada is 88-0357859.

     28. SETOFFS. If the unpaid principal amount of the Loan, interest accrued thereon or any other amount owing by the Borrower under the Loan Documents shall have become due and payable (by demand, acceleration or otherwise), the Lender shall have the right, in addition to all other rights and remedies available to it, without notice to the Borrower, to set off against, and to appropriate and apply to such due and payable amounts any debt owing to, and any other funds held in any manner by the Lender for the account of, the Borrower. Such right shall exist whether or not the Lender shall have made any demand hereunder or under any other Loan Document, whether or not such debt owing to or funds held for the account of the Borrower is or are matured or unmatured, and regardless of the existence or adequacy of any collateral, guaranty or any other security, right or remedy available to the Lender.

     29. REMEDIES CUMULATIVE. The rights and remedies herein specified of the parties hereto are cumulative and not exclusive of any rights or remedies which the parties hereto would otherwise have at law or in equity or by statute.

     30. INTEGRATION; CONFLICTING TERMS. This Agreement together with the other Loan Documents comprises the entire agreement of the parties on the subject matter hereof and supersedes and replaces all prior agreements, oral and written, on such subject matter. If any term of any of the other Loan Documents expressly conflicts with the provisions of this Agreement, the provisions of this Agreement shall control; provided, however, that the inclusion of supplemental rights and remedies of Lender in any of the other Loan Documents shall not be deemed a conflict with this Agreement.

     31. GOVERNING LAW; CONSTRUCTION. The Loan Documents shall be governed by, and construed in accordance with, Minnesota law. Whenever possible, each, provision of the Loan Documents and any other statement, instrument or transaction contemplated hereby or thereby or relating hereto or thereto shall be interpreted in such manner as to be effective and valid under such applicable law, but, if any provision of the Loan Documents or any other statement, instrument or transaction contemplated hereby or thereby or relating hereto or thereto shall be held to be prohibited or invalid under such applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of the Loan Documents or any other statement, instrument or transaction contemplated hereby or thereby or relating hereto or thereto. The parties shall endeavor in good-faith negotiations to replace any invalid, illegal or unenforceable provisions with a valid provision the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provision. The provisions of this Section are irrevocable and may not be rescinded, revoked or amended without the prior written consent of Lender. Borrower acknowledges Lender has relied upon them in entering into the Loan Documents.

     32. WAIVER OF JURY TRIAL. Borrower hereby irrevocably waives any and all right to trial by jury in any legal proceeding arising out of or relating to this Agreement, the Note or any of the documents executed in connection therewith or the transactions contemplated hereby or thereby.

     IN WITNESS WHEREOF, this Agreement has been duly executed and delivered by the proper officers thereunto duly authorized on the day and year first above written.


MILLER & SCHROEDER                 PDS FINANCIAL CORPORATION
   INVESTMENTS CORPORATION


By:                                By:
   ----------------------------       --------------------------------
  Its:                               Its:
      -------------------------          -----------------------------


                                   PDS FINANCIAL CORPORATION-
                                   NEVADA


                                   By:
                                      --------------------------------
                                     Its:
                                         -----------------------------


LIST OF EXHIBITS

A.   Contract Eligibility Criteria
B.   Form of Advance Request
C.   Pending Litigation
D.   Contract Status Report Format
E.   Compliance Certificate

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